ANNUAL REPORT -- December 31, 1999

                              SKYLINE SMALL CAP
                                 CONTRARIAN
                                 -----------------------

SKYLINE SPECIAL EQUITIES PORTFOLIO
SKYLINE SMALL CAP VALUE PLUS
SKYLINE SMALL CAP CONTRARIAN


                               [SKYLINE LOGO]

  LETTER FROM DAREN C. HEITMAN, PORTFOLIO MANAGER:(1)
------------------------------------------------------------------------
                                                               December 31, 1999

Dear Shareholder:

OVERVIEW

The Fund gained 10.06% during 1999. These results compare well to other small cap value funds and the Russell 2000 Value Index, but unfortunately small cap value was one of the worst performing segments during the year. This was especially true in the fourth quarter when the Fund declined 1.38%. The Russell 2000 Index showed a gain of 18.44% for the quarter and 21.26% for the year. The Russell 2000 Value Index, an index that may be a more appropriate benchmark for the Fund, showed a gain of 1.53% for the quarter and a decline of 1.49% for the year.

MARKET REVIEW

This past year will be remembered as one of the strangest stock market periods of all time. It was a year when interest rates showed a very large percentage increase yet every major stock market average showed a large gain. Though major stock market averages showed large gains, only 32% of the stocks on the New York Stock Exchange increased in value during the year. This trend was magnified on the NASDAQ, where half of the stocks declined while the index rose an unprecedented 86%. It was perhaps the narrowest stock market advance of all time, where a small group of sectors and stocks provided gigantic returns while everything else was flat to down. It was, in fact, a bear market for most stocks for the second consecutive year. The NYSE advance/ decline line, perhaps the best measure of general stock market activity, peaked in the spring of 1998 and has been consistently hitting new lows since.

The most important investment story of the year was the performance of technology stocks and their impact on portfolio performance. Because technology stocks soared in value, growth stock investing dominated investment returns for both the quarter and the year. In fact, there has never been such a large discrepancy in returns between growth and value-oriented portfolios. For the quarter, the Russell 2000 Growth Index beat the Russell 2000 Value Index by 32 percentage points. For the year, the gap between these two indexes was nearly 45 percentage points, with the Growth Index gaining 43.09% and the Value Index declining by 1.49%.

In our opinion, there are two key reasons for this large difference in returns among investment styles. First, returns among economic sectors varied widely, greatly benefiting growth stock investors. With the Federal Reserve raising interest rates, investors shunned financial stocks and economically sensitive stocks, groups that many value-oriented investors own. Instead, investors aggressively moved to the technology sector, a favorite of growth stock investors.

The second key reason for such major return differences is a psychological one that affected P/E ratios. In favored sectors such as technology, stocks took on extremely high P/E multiples that seemed to make little economic sense. At the same time, many value-oriented stocks saw their P/E ratios go down to extraordinarily low levels. It was a period when investors seemed to ignore valuation levels when making investment decisions. No price was too high to pay for rapid growth and no price was too low to sell a stock with disappointing earnings.

                       ANNUAL REPORT - DECEMBER 31, 1999                       1

PORTFOLIO REVIEW

The Fund gained 10.06% during a year when small cap value stocks were one of the worst performing segments of the market. The Fund was down 1.38% during the fourth quarter due to an investment style that was very out-of-favor and limited exposure to the technology and utilities sectors of the market. Also, there were slightly more earnings disappointments during the fourth quarter compared to the first three quarters of the year. In my last three quarterly letters to you, I cited the ratio of companies in the Fund meeting or exceeding estimates. During the fourth quarter, this ratio dipped slightly to about 70%. The two to three additional disappointments partially explain the underperformance of the Fund during the fourth quarter.

Compared to a year ago, we believe the companies in the Fund are of higher quality as measured by profitability, financial strength and competitive position. Additionally, a strong majority of them have improving fundamental trends. Despite these positive characteristics, the Fund's valuation remains extremely low at just 1.0x book value and 0.4x revenue, both more than 50% discounts to the Russell 2000 Index.

OUTLOOK

Before addressing the outlook, it is important to step back and look at the past two years. Our small cap value style has suffered from two very unusual years in 1998 and 1999. In 1998, large cap stocks outperformed small cap stocks by nearly the widest margin of all time. In 1999, growth stocks outperformed value-oriented stocks by the widest margin of all time. Since our strategy is small cap and value-oriented, we have clearly been facing a strong head wind during this period.

In terms of economic fundamentals, two significant negative developments have occurred over the past two years. Starting in 1998, the Asian financial crisis caused problems for many companies. This was followed by the Federal Reserve raising interest rates in 1999. In our opinion, these are the primary reasons that most stocks have declined over the past two years.

Though the majority of stocks have declined since early 1998, large cap and growth styles have had large appreciations. This has created a situation where small cap value-oriented stocks represent compelling values, because their relative valuations have never been so low.

In our opinion, the discrepancy in valuation is not justified by the fundamentals. Many large cap stocks are trading at 35-50 times earnings despite growth rates of only 10-15%. Many small cap growth stocks are trading at over 100 times earnings and at valuations that will never make sense. Meanwhile, the Fund's holdings trade at roughly 14 times current earnings. This valuation makes sense in the current interest rate environment.

The near term could continue to be difficult due to possible interest rate hikes by the Federal Reserve. However, once this interest rate move is over, we believe our small cap value style of investing will show extremely strong results. With such a compelling valuation advantage, we believe small cap value is set up to provide superior relative returns over the next several years.

As you know, Skyline's trustees have decided that they believe it is in the shareholder's best interest to concentrate all of Skyline Asset Management's resources on a single fund, Skyline Special Equities Portfolio. Assuming that shareholders approve the

2                       ANNUAL REPORT - DECEMBER 31, 1999
proposed merger of Skyline Small Cap Contrarian into Special Equities Portfolio, this is my last letter to you. Thank you for supporting Small Cap Contrarian during its existence. I believe that your confidence in small cap value investing is not misplaced, and encourage you to maintain exposure to the category.

/s/ DAREN HEITMAN

  PORTFOLIO CHARACTERISTICS(1)
------------------------------------------------------------------------

                                                       SMALL CAP        RUSSELL 2000
                                                       CONTRARIAN          VALUE          RUSSELL 2000        S&P 500
 PRICE/BOOK                                               0.96              1.52              2.72              5.54
 PRICE/SALES                                              0.49              0.86              1.39              2.44
 P/E RATIO (MEDIAN)                                       14.4              15.6              20.0              23.0
--------------------------------------------------------------------------------------------------------------------------
 EPS GROWTH--5 YRS                                        6.1%             10.8%             14.5%             16.6%
  (HISTORICAL)
 EPS GROWTH--1 YR                                         8.4%             16.9%             24.5%             21.1%
  (FORECASTED)
--------------------------------------------------------------------------------------------------------------------------
 MARKET CAP $ WGHTD. MED.                             $210 million      $660 million      $880 million      $87 billion
 PORTFOLIO VALUE                                      $3.7 million      $378 billion      $944 billion    $12,285 billion
 NUMBER OF HOLDINGS                                        46              1,221             1,857              500
--------------------------------------------------------------------------------------------------------------------------
 TICKER SYMBOL:                                            -
 CUSIP #:                                              830833604
 INITIAL INVESTMENT:                                     $1,000
 SUBSEQUENT INVESTMENT:                                   $100
 NET ASSET VALUE (PER SHARE):                            $7.88

                       ANNUAL REPORT - DECEMBER 31, 1999                       3

- PERFORMANCE (%)(1)
---------------------------------------------

                                                                 Calendar Years
                             4Q               Since      -------------------------------
                            1999    1999   Inception(2)   1999     1998        1997(2)
 SMALL CAP CONTRARIAN      -1.38    10.06      -10.99     10.1     -28.4          0.00
 RUSSELL 2000 VALUE         1.53    -1.49       -2.46     -1.5      -6.5          -2.5
 RUSSELL 2000              18.44    21.26       10.55     21.3      -2.6          3.91
 S&P 500                   15.05    21.14       24.75     21.1      28.8          0.80

- SECTOR WEIGHTINGS (AS OF DECEMBER 31, 1999)
-----------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Consumer Discretionary             16.8%
Energy                              3.5%
Financial Services                  5.6%
Health Care                        10.5%
Materials & Processing             17.9%
Other                               1.5%
Producer Durables                  10.9%
Technology                         11.3%
Cash                               13.2%
Autos & Transportation              8.8%

4                       ANNUAL REPORT - DECEMBER 31, 1999

- TOP TEN HOLDINGS(3)

                                                            % OF NET ASSETS
----------------------------------------------------------------------------

 ARROW ELECTRONICS, INC.
  Distributes electronic components                                    3.6%
 DISCOUNT AUTO PARTS, INC.
  Auto parts stores                                                    3.1%
 KENNAMETAL INC.
  Metal-cutting tools                                                  2.7%
 MANOR CARE, INC.
  Nursing home operator                                                2.7%
 WABASH NATIONAL CORP.
  Makes truck trailers                                                 2.6%
 OFFSHORE LOGISTICS, INC.
  Offshore transportation services                                     2.6%
 CLEVELAND-CLIFFS INC.
  Produces iron ore pellets                                            2.5%
 TECH DATA CORPORATION
  Distributor of PCs and peripherals                                   2.5%
 OMNICARE, INC.
  Pharmaceutical services                                              2.4%
 LESCO, INC.
  Lawn care products                                                   2.3%
 TOP TEN HOLDINGS                                                     27.0%

- SECTOR PERFORMANCE(1) (AS OF DECEMBER 31, 1999)
-----------------------------------------------------------------

                        4Q 1999                                                 YTD 1999
-------------------------------------------------------  -------------------------------------------------------
                                       RUSSELL                                                  RUSSELL
                           SMALL CAP    2000    RUSSELL                             SMALL CAP    2000    RUSSELL
                           CONTRARIAN   VALUE    2000                               CONTRARIAN   VALUE    2000
Technology                    14.8%     31.4%    64.8%   Technology                    53.9%     65.2%   101.3%
-------------------------------------------------------  -------------------------------------------------------
Other                          9.9      -2.3     -3.1    Producer Durables             24.2      14.9     36.8
-------------------------------------------------------  -------------------------------------------------------
Health Care                    6.2      26.2     25.0    Health Care                   17.7       1.9     18.1
-------------------------------------------------------  -------------------------------------------------------
Producer Durables              6.2       9.3     27.8    Materials & Processing        17.7      -5.3     -3.9
-------------------------------------------------------  -------------------------------------------------------
Consumer Discretionary        -3.9      -0.1     12.2    Consumer Discretionary         5.4      -3.8     10.6
-------------------------------------------------------  -------------------------------------------------------
Materials & Processing        -4.6      -0.2      3.3    Energy                        -5.1      25.2     26.9
-------------------------------------------------------  -------------------------------------------------------
Financial Services           -14.3      -2.9     -0.6    Financial Services           -17.1     -11.2     -5.9
-------------------------------------------------------  -------------------------------------------------------
Autos & Transportation       -15.8      -2.4      0.9    Autos & Transportation       -21.5      -8.4     -5.4
-------------------------------------------------------  -------------------------------------------------------
Energy                       -20.5      -6.7     -8.6    Other                        -48.8     -14.8    -16.3
-------------------------------------------------------  -------------------------------------------------------
Consumer Staples               N/A*     -7.6     -5.9    Consumer Staples               N/A*    -22.1    -20.8
-------------------------------------------------------  -------------------------------------------------------
Utilities                      N/A*     -3.5     16.6    Utilities                      N/A*      2.1     40.9
-------------------------------------------------------  -------------------------------------------------------

* Not Applicable

                       ANNUAL REPORT - DECEMBER 31, 1999                       5

  STOCK HIGHLIGHTS(3)
------------------------------------------------------------------------

 INTERPOOL, INC. (IPX)
Interpool's core business is the long-term leasing of shipping containers. An important dynamic for IPX's business is the direction of prices for shipping containers. The Asian crisis, concurrent with manufacturing capacity expansion, sparked a steep decline in container prices during 1998 and 1999, which caused IPX's EPS growth to stall at around $1.00. However, it appears prices are recovering which should enable IPX to resume EPS growth. At $8 per share, IPX's shares are at a steep discount to their $11 per share book value and do not reflect its ability to generate $2.00 in EPS once container prices recover to historical levels.

 TECH DATA CORPORATION (TECD)
Tech Data is one of the world's leading distributors of computers and related products. It has delivered very strong growth and financial returns for the past ten years, but experienced a disappointing 1999 due to margin pressures and a Y2K-related slowdown in demand. This provided the opportunity to purchase the stock at $23 per share, near book value and a very low multiple of next year's EPS estimate of $2.80.
  CHANGE IN VALUE OF A $10,000 INVESTMENT(1)
------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT SINCE INCEPTION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                             SMALL CAP      RUSSELL       RUSSELL         S&P
                             CONTRARIAN       2000       2000 VALUE       500
Initial Investment               $10,000       $10,000       $10,000       $10,000
1997                             $10,000       $10,391       $13,178       $10,080
1998                              $7,180       $10,126       $12,328       $12,979
1999                              $7,880       $12,279       $12,144       $15,723

Note: Past performance is no guarantee of future results. See "Notes to Performance" at the end of this section.

6                       ANNUAL REPORT - DECEMBER 31, 1999

NOTES TO PERFORMANCE

(1) PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE PRINCIPAL VALUE AND RETURN ON YOUR INVESTMENT WILL FLUCTUATE AND ON REDEMPTION MAY BE WORTH MORE OR LESS THAN YOUR ORIGINAL COST. The performance for the year ended
    December 31, 1999, and for period December 15, 1997 (inception) through December 31, 1999, is an average annual total return calculation which is described in the Fund's prospectus.

    The Russell 2000 Value Index is an unmanaged, value-oriented index comprised of small stocks that have relatively low price-to-book ratios. The Russell 2000 Index is an unmanaged, market value weighted index comprised of small-sized companies. The S&P 500 Index, a widely quoted stock market index, includes 500 of the largest companies publicly traded in America. All figures take into account reinvested dividends. All indexes and portfolio characteristics are compiled by Frank Russell Company.

    Sources: Frank Russell Company and Morningstar Inc.

(2) Return is calculated from the Fund's inception on December 15, 1997.

(3) Fund holdings are subject to change and should not be considered a recommendation to buy individual securities.

This report is not authorized for distribution unless accompanied or preceded by a current prospectus.

There are risks of investing in a fund of this type which invests in stocks of small sized companies, which tend to be more volatile and less liquid than stocks of large cap companies.

DISTRIBUTOR: FUNDS DISTRIBUTOR INC.

                       ANNUAL REPORT - DECEMBER 31, 1999                       7

- PORTFOLIO HOLDINGS AS OF DECEMBER 31, 1999
------------------------------------------------------------------------

                                                   Company                 Number       Market
                                                 Description              Of Shares     Value
                                     -----------------------------------  ---------  ------------
COMMON STOCKS
AUTOS & TRANSPORTATION - 8.8%
  AIRLINE - 1.3%
Mesa Air Group, Inc.(a)              Regional airline                       10,100   $     47,975
  OTHER TRANSPORTATION - 4.1%
Interpool, Inc.                      Container leasing firm                 11,500         85,531
Kitty Hawk, Inc.(a)                  Air freight services                    6,600         45,375
Trailer Bridge, Inc.(a)              Marine transportation                  15,300         19,125
                                                                                     ------------
                                                                                          150,031
  RAILROAD - 2.0%
Wisconsin Central Transportation     Railroad operator                       5,500         73,906
  Corporation(a)
  TRUCKING - 1.4%
U.S. Xpress Enterprises(a)           Truckload carrier                       7,100         52,363
                                                                                     ------------
  TOTAL AUTOS & TRANSPORTATION                                                            324,275
CONSUMER DISCRETIONARY - 16.8%
  COMMERCIAL SERVICES - 8.0%
Angelica Corp.                       Textile rental services                 6,900         67,275
Insurance Auto Auctions(a)           Auto salvage                            4,000         63,000
LESCO, Inc.                          Lawn care products                      5,100         86,700
Right Mgmt Consultants(a)            Outplacement & HR services              6,700         77,050
                                                                                     ------------
                                                                                          294,025
  CONSUMER PRODUCTS/SERVICES - 0.9%
Drypers Corp.(a)                     Makes disposable diapers               14,500         34,890
  PRINTING/PUBLISHING - 1.1%
Cadmus Communications Corp.          Commercial printer                      4,800         40,800
  RETAIL - 6.8%
Discount Auto Parts, Inc.(a)         Auto parts stores                       6,300        113,794
Jo-Ann Stores, Inc.(a)               Fabric/craft stores                     7,300         82,125
Tractor Supply Co.(a)                Farm-related products                   3,500         56,000
                                                                                     ------------
                                                                                          251,919
                                                                                     ------------
  TOTAL CONSUMER DISCRETIONARY                                                            621,634
ENERGY - 3.5%
  OTHER ENERGY - 3.5%
Offshore Logistics, Inc(a)           Offshore transportation services       10,200         95,625
Willbros Group, Inc.(a)              Engineering/construction firm           7,500         34,688
                                                                                     ------------
                                                                                          130,313

8                       ANNUAL REPORT - DECEMBER 31, 1999

------------------------------------------------------------------------

                                                   Company                 Number       Market
                                                 Description              Of Shares     Value
                                     -----------------------------------  ---------  ------------
FINANCIAL SERVICES - 5.6%
  INSURANCE - 2.6%
Highlands Insurance Group, Inc.(a)   Property & casualty insurance           5,400   $     51,300
Navigators Group, Inc. (The)(a)      Property & casualty insurance           4,600         44,850
                                                                                     ------------
                                                                                           96,150
  OTHER FINANCIAL SERVICES - 3.0%
American Capital Strategies, Ltd.    Commercial finance                      2,000         45,500
Credit Acceptance Corp.(a)           Automobile finance services            17,400         64,162
                                                                                     ------------
                                                                                          109,662
                                                                                     ------------
  TOTAL FINANCIAL SERVICES                                                                205,812
HEALTH CARE - 10.5%
  HEALTH CARE SERVICES - 10.5%
AmeriPath, Inc.(a)                   Physician practice management           6,600         54,037
ClinTrials Research Inc.(a)          Contract research firm                 14,500         59,813
Manor Care, Inc.(a)                  Nursing home operator                   6,300        100,800
Omnicare, Inc.                       Pharmaceutical services                 7,400         88,800
Quest Diagnostics Inc.(a)            Diagnostic testing services             2,800         85,575
                                                                                     ------------
                                                                                          389,025
MATERIALS & PROCESSING - 17.9%
  BUILDING/CONSTRUCTION PRODUCTS - 3.8%
Chicago Bridge & Iron Co.            Maker of steel tanks                    6,200         85,250
Interface, Inc.                      Carpet producer                         9,900         56,925
                                                                                     ------------
                                                                                          142,175
  INDUSTRIAL PRODUCTS - 1.5%
The Timken Company                   Manufactures bearings                   2,800         57,225
  METAL FABRICATIONS - 4.1%
Atchison Casting Corp.(a)            Steel & iron castings                   7,300         66,613
Brush Wellman Inc.                   Engineered materials                    5,000         84,062
                                                                                     ------------
                                                                                          150,675
  OTHER MATERIALS & PROCESSING - 1.9%
Material Sciences Corp.(a)           Specialty coated materials              6,800         69,275
  PACKAGING/PAPER - 2.1%
Albany International Corp.(a)        Paper machine clothing                  4,900         75,950
  SPECIALTY CHEMICALS - 2.0%
Wellman, Inc.                        PET resins and polyester fibers         3,900         72,638

                       ANNUAL REPORT - DECEMBER 31, 1999                       9

- PORTFOLIO HOLDINGS AS OF DECEMBER 31, 1999 (CONTINUED)
------------------------------------------------------------------------

                                                   Company                 Number       Market
                                                 Description              Of Shares     Value
                                     -----------------------------------  ---------  ------------
  STEEL/IRON - 2.5%
Cleveland-Cliffs Inc.                Produces iron ore pellets               3,000   $     93,375
                                                                                     ------------
  TOTAL MATERIALS & PROCESSING                                                            661,313
PRODUCER DURABLES - 10.9%
  CAPITAL GOODS - 5.3%
Kennametal Inc.                      Metal-cutting tools                     3,000        100,875
Wabash National Corp.                Makes truck trailers                    6,400         96,000
                                                                                     ------------
                                                                                          196,875
  ELECTRICAL EQUIPMENT/PRODUCTS - 1.2%
Sensormatic Electronics Corp.(a)     Anti-theft devices                      2,600         45,338
  MACHINERY - 4.4%
DT Industries, Inc.                  Packaging equipment                    10,600         83,475
Hardinge Inc.                        Machine tool manufacturer               6,000         78,375
                                                                                     ------------
                                                                                          161,850
                                                                                     ------------
  TOTAL PRODUER DURABLES                                                                  404,063
TECHNOLOGY - 11.3%
  CONTRACT MANUFACTURING - 1.5%
Merix Corp.(a)                       Contract manufacturer                   5,100         56,100
  DISTRIBUTION - 6.1%
Arrow Electronics, Inc.(a)           Distributes electronic components       5,200        131,950
Tech Data Corporation(a)             Distributor of PCs and peripherals      3,400         92,225
                                                                                     ------------
                                                                                          224,175
  OTHER TECHNOLOGY - 3.7%
Imation Corp.(a)                     Data storage products                   1,900         63,769
PSC Inc.(a)                          Bar coding equipment                    9,900         73,012
                                                                                     ------------
                                                                                          136,781
                                                                                     ------------
  TOTAL TECHNOLOGY                                                                        417,056
OTHER - 1.5%
  OTHER - 1.5%
SPACEHAB, Inc.(a)                    Lab & supply modules                   10,500         56,437
                                                                                     ------------
TOTAL COMMON STOCKS - 86.8%
(Cost $3,424,427)                                                                       3,209,928

10                       ANNUAL REPORT - DECEMBER 31, 1999

------------------------------------------------------------------------

                                                                                        Market
                                                                                        Value
                                                                                     ------------
MONEY MARKET INSTRUMENTS(b)
Yield 6.043% to 6.160%
  due February 2000 to April 2000
  American Family Financial Services                                                 $     62,520
  General Mills, Inc.                                                                     154,375
  Pitney Bowes Credit Corp.                                                               149,313
  Warner Lambert Corp.                                                                     69,145
  Wisconsin Corp. Credit Union                                                            154,968
  Wisconsin Electric                                                                       91,883
                                                                                     ------------
TOTAL MONEY MARKET INSTRUMENTS - 18.5%
(Cost $682,204)                                                                           682,204
                                                                                     ------------
TOTAL INVESTMENTS - 105.3%
(Cost $4,106,631)                                                                       3,892,132
OTHER LIABILITIES LESS OTHER ASSETS - (5.3%)                                             (196,931)
                                                                                     ------------
NET ASSETS - 100.0%                                                                  $  3,695,201
                                                                                     ============

(a) Non-income producing security.

(b) Variable rate demand notes. Interest rates are reset every seven days. Rates disclosed represent rates in effect on December 31, 1999.

 Based on cost of investments for federal income tax purposes of $4,106,631 on December 31, 1999, net unrealized depreciation was $214,499, consisting of gross unrealized appreciation of $362,221 and gross unrealized depreciation of $576,720

 See accompanying notes to financial statements.

                       ANNUAL REPORT - DECEMBER 31, 1999                      11

  STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 1999
------------------------------------------------------------------------

ASSETS
Investments, at value (Cost: $4,106,631)                $ 3,892,132
Receivable for:
  Securities sold                           $ 88,492
  Dividends and interest                       7,519
  Due from Adviser                             1,052         97,063
                                            --------
  Organization costs, net of accumulated
    amortization of $20,212                                  27,068
                                                        -----------
Total assets                                              4,016,263
LIABILITIES & NET ASSETS
Payable for:
  Securities purchased                      $289,107
  Comprehensive management fee                 4,887
  Organization costs                          27,068        321,062
                                            --------    -----------
Net assets applicable to shares
  outstanding                                           $ 3,695,201
                                                        ===========
Shares outstanding--no par value
  (unlimited number of shares
  authorized)                                               468,882
                                                        ===========
PRICING OF SHARES
Net asset value, offering price and
  redemption price per share                            $      7.88
                                                        ===========
ANALYSIS OF NET ASSETS
Paid-in capital                                         $ 5,733,028
Accumulated net realized loss on sales
  of investments                                         (1,823,328)
Net unrealized depreciation of
  investments                                              (214,499)
                                                        -----------
Net assets applicable to shares
  outstanding                                           $ 3,695,201
                                                        ===========

 See accompanying notes to financial statements.

12                       ANNUAL REPORT - DECEMBER 31, 1999

  STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1999
------------------------------------------------------------------------

Investment income
  Dividends                                         $   38,237
  Interest                                              17,318
                                                    ----------
Total investment income                                 55,555

Expenses:
  Comprehensive management fee                          64,117
  Fees to unaffiliated trustees                         12,122
  Amortization of organization costs                     9,780
                                                    ----------
Total expenses                                          86,019
Expense reimbursement by Adviser                       (11,374)
                                                    ----------
Total expenses absorbed by the Fund                     74,645
                                                    ----------
Net investment loss                                    (19,090)

Net realized and unrealized gain (loss) on
  investments:
  Net realized loss on sales of investments         (1,068,720)
  Net change in net unrealized appreciation or
    depreciation                                     1,474,811
                                                    ----------
Net realized and unrealized gain on investments        406,091
                                                    ----------
Net increase in net assets resulting from
  operations                                        $  387,001
                                                    ==========

 See accompanying notes to financial statements.

                       ANNUAL REPORT - DECEMBER 31, 1999                      13

  STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------

                                           Year Ended    Year Ended
                                            12/31/99      12/31/98
                                          ------------  ------------
From operations:
  Net investment loss                     $   (19,090)  $   (68,708)
  Net realized loss on sales of
    investments                            (1,068,720)     (754,608)
  Net change in net unrealized
    appreciation or depreciation            1,474,811    (1,700,480)
                                          -----------   -----------
Net increase (decrease) in net assets
  resulting from operations                   387,001    (2,523,796)
From fund share transactions:
  Proceeds from fund shares sold              867,860     6,055,498
  Payments for fund shares redeemed        (2,757,476)   (3,086,403)
                                          -----------   -----------
Net (decrease) increase in net assets
  resulting from share transactions        (1,889,616)    2,969,095
                                          -----------   -----------
Total (decrease) increase in net assets    (1,502,615)      445,299
Net assets at beginning of year             5,197,816     4,752,517
                                          -----------   -----------
Net assets at end of year                 $ 3,695,201   $ 5,197,816
                                          ===========   ===========

 See accompanying notes to financial statements.

14                       ANNUAL REPORT - DECEMBER 31, 1999

  FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------

                                                                      For the period
                                          Year Ended    Year Ended    12/15/97(a) to
                                           12/31/99      12/31/98        12/31/97
                                          ------------------------------------------
Net asset value at beginning of year       $   7.16      $ 10.00          $10.00
                                           --------      -------          ------
Income from investment operations
  Net investment loss                          (.06)       (0.09)           0.00
  Net realized and unrealized gain
    (loss) on investments                       .78        (2.75)           0.00
                                           --------      -------          ------
    Total from investment operations           0.72        (2.84)           0.00
                                           --------      -------          ------
Net asset value at end of year             $   7.88      $  7.16          $10.00
                                           ========      =======          ======
Total Return                                 10.06%      (28.40%)          0.00%(b)
Ratios/Supplemental Data
  Ratio of expenses to average net
    assets:
    Before expense reimbursement              2.01%        1.84%           1.71%(c)
    After expense reimbursement               1.75%        1.75%           1.71%(c)
  Ratio of net investment loss to
    average net assets:
    Before expense reimbursement             (0.71%)      (1.14%)         (0.29%)(c)
    After expense reimbursement              (0.45%)      (1.05%)         (0.29%)(c)
  Portfolio turnover rate                       78%          80%              0%(c)
  Net assets, end of year
    (in thousands)                         $  3,695      $ 5,198          $4,753
                                           ========      =======          ======

(a) Commencement of operations.

(b) For the period December 15, 1997 to December 31, 1997.

(c) Ratios have been determined on an annualized basis.

 See accompanying notes to financial statements.

                       ANNUAL REPORT - DECEMBER 31, 1999                      15

-NOTES TO FINANCIAL STATEMENTS
---------------------------------------------

Skyline Funds is an open-end, diversified investment management company which consists of Special Equities Portfolio, Small Cap Value Plus (formerly Special Equities II), and Small Cap Contrarian. The Funds commenced public offering of their shares as follows: Special Equities Portfolio on April 23, 1987, Small Cap Value Plus on February 9, 1993, and Small Cap Contrarian on December 15, 1997. The following notes relate solely to the accompanying financial statements of Small Cap Contrarian ("Fund").

                                       1
                        SIGNIFICANT ACCOUNTING POLICIES

/ / SECURITY VALUATION - Investments are stated at value. Securities listed or admitted to trading on any national securities exchange or the Nasdaq National Market are valued at the last sales price on the principal exchange or market on which they are traded or listed or, if there has been no sale that day, at the most recent bid price. For certain fixed-income securities, Skyline Funds' Board of Trustees has authorized the use of market valuations provided by an independent pricing service. Variable rate demand notes with sixty days or less to maturity are valued at amortized cost which approximates market value. Securities or other assets for which market quotations are not readily available, which may include certain restricted securities, are valued at a fair value as determined in good faith by the Skyline Funds' Board of Trustees.

/ / SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis and includes amortization of premium and discount on money market instruments. Realized gains and losses from security transactions are reported on an identified cost basis.

/ / FUND SHARE VALUATION - Fund shares are sold and redeemed on a continuous basis at net asset value. Net asset value per share is determined as of the close of regular session trading on the New York Stock Exchange (normally 3:00 p.m. Central time), each day that the Exchange is open for trading. The net asset value per share is determined by dividing the value of all securities and other assets, less liabilities, by the number of shares of the Fund outstanding.

/ / FEDERAL INCOME TAXES AND DIVIDENDS TO SHAREHOLDERS - It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies and, in the manner provided therein, to distribute all of its taxable income to shareholders. Such provisions were complied with and, therefore, no federal income taxes have been accrued.

16                       ANNUAL REPORT - DECEMBER 31, 1999

------------------------------------------------------------------------

As of December 31, 1999, the Fund had capital loss carryforwards of $1,662,198. This loss may be used to offset future capital gains arising in tax years as follows:

     Year Expires
     2006                       $  754,608
     2007                          907,590
                                ----------
                                $1,662,198

Dividends payable to its shareholders are recorded by the Fund on the ex-dividend date. Dividends are determined in accordance with tax principles which may treat certain transactions differently from generally accepted accounting principles.

/ / EXPENSES - Expenses arising in connection with a particular fund are allocated to that fund. Other expenses of the Skyline Funds, such as trustees' fees, are allocated proportionately among the three funds comprising Skyline Funds.

/ / LINE OF CREDIT - The Funds share in a $10 million ($3 million committed) revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Adviser pays a commitment fee of 10 basis points per annum of the average daily unutilized portion of the committed line of credit. Under the terms of the credit agreement, interest on each loan would be fixed at the prime rate less 150 basis points. There were no borrowings under this agreement during the year ended December 31, 1999.

                                       2
                          TRANSACTIONS WITH AFFILIATES

The Fund's Investment Adviser is Skyline Asset Management, L.P. ("Adviser"). For the Adviser's management and advisory services and the assumption of most of the Fund's ordinary operating expenses, the Fund pays a monthly comprehensive fee based on its average daily net assets at the annual rate of 1.50% of the first $200 million, 1.45% of the next $200 million, 1.40% of the next $200 million, and 1.35% of any excess over $600 million. The total comprehensive management fee charged for the year ended December 31, 1999 was $64,117. The Adviser has agreed to reimburse the Fund to the extent that the aggregate annual expenses of the Fund, including the advisory fee and fees to unaffiliated trustees, but excluding extraordinary costs or expenses such as legal, accounting, or other costs or expenses not incurred in the normal course of the Fund's ongoing operations, exceed 1.75% of the average daily net assets of the Fund. For the year ended December 31, 1999 the Adviser reimbursed the Fund $11,374.

Certain officers and trustees of the Skyline Funds are also officers, limited partners or shareholders of limited partners of the Adviser. The Fund makes no direct payments to the officers or trustees who are affiliated with the Adviser. For the year ended December 31, 1999, the Fund paid fees of $12,122 to its unaffiliated trustees.

                       ANNUAL REPORT - DECEMBER 31, 1999                      17

-NOTES TO FINANCIAL STATEMENTS (CONTINUED)
------------------------------------------------------------------------

In connection with the organization of the Fund, organizational costs of $47,280 were advanced to the Fund by the Adviser. This expense is being amortized on a straight line basis through December 15, 2002. The Fund will reimburse the Adviser for such expenses in equal installments without interest over 20 calendar quarters.

                                       3
                            FUND SHARE TRANSACTIONS

Shares sold and redeemed as shown in the statements of changes in net assets were as follows:

                                                   Year Ended       Year Ended
                                                    12/31/99         12/31/98
                                                   ---------------------------
Shares sold                                          110,999           657,971
Less shares redeemed                                (367,987)         (407,139)
                                                   ----------       ----------
Net (decrease) increase in shares outstanding       (256,988)          250,832
                                                   ==========       ==========

                                       4
                            INVESTMENT TRANSACTIONS

Investment transactions (exclusive of money market instruments) for the year ended December 31, 1999, were as follows:

Cost of purchases                   $3,100,780
Proceeds from sales                  5,422,927

                                       5
                                SUBSEQUENT EVENT

A special meeting of Shareholders of Skyline Small Cap Value Plus and Skyline Small Cap Contrarian is scheduled to be held on Tuesday, February 29, 2000. The purpose of the special meeting is to approve the Plan of Reorganization (the "Plan"), which was previously approved by Skyline Funds' Board of Trustees. The proposed Plan provides for the acquisition of the assets and assumption of the liabilities of Skyline Small Cap Value Plus and Skyline Small Cap Contrarian by Skyline Special Equities, in exchange solely for shares of Skyline Special Equities.

18                       ANNUAL REPORT - DECEMBER 31, 1999

- REPORT OF INDEPENDENT AUDITORS
---------------------------------------------

To the Shareholders of Skyline Small Cap Contrarian and the Board of Trustees of Skyline Funds

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Skyline Small Cap Contrarian as of December 31, 1999, the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal years since December 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Skyline Small Cap Contrarian at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal years since December 31, 1997, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ ERNST & YOUNG LLP
Chicago, Illinois
January 31, 2000

                       ANNUAL REPORT - DECEMBER 31, 1999                      19

- REPORT FOR THE YEAR ENDED DECEMBER 31, 1999
---------------------------------------------

This report, including the audited financial statements contained herein, is submitted for the general information of the shareholders of the Fund.

Funds Distributor Inc. is the principal underwriter of Skyline Funds.

20                       ANNUAL REPORT - DECEMBER 31, 1999

For 24-hour account information CALL: 1.800.828.2SKY
                                      (1.800.828.2759)

To speak with a Skyline Funds Representative during
normal business hours CALL: 1.800.828.2SKY AND PRESS 0 WHEN PROMPTED.
--------------------------------------------------------------------------------

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                                   Suite 4500
                            Chicago, Illinois 60606